UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2015

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 905-5145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,”  “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology.  Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass.  Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors including, but not limited to the factors and risks detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and other reports filed by us with the Securities and Exchange Commission.  Except as required by applicable laws, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.02 (a)	Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

On March 30, 2015, the Audit Committee of the Board of Directors (the “Audit Committee”) of ULURU Inc. (the “Company”) concluded, in consultation with management, that the unaudited interim condensed consolidated financial statements as of and for the three months ended March 31, 2014, six months ended June 30, 2014, and nine months ended September 30, 2014 as contained in the Company’s Quarterly Reports on Form 10-Q should no longer be relied upon due to an error  in such financial statements.

Background for the Restatement

On June 27, 2012, we entered into a Securities Purchase Agreement related to our issuance of a $2,210,000 Secured Convertible Note (the “June 2012 Note”), with Inter-Mountain Capital Corp., a Delaware corporation (“Inter-Mountain”). As part of the June 2012 Note transaction, we received $1,500,000 in the form of six promissory notes in favor of the Company, each in the principal amount of $250,000 (the “Investor Notes”) and each of which became due as the outstanding balance under the June 2012 Note is reduced to certain levels. On January 22, 2014, we provided notice to Inter-Mountain of our election to exercise our rights under the June 2012 Note to offset amounts we owed to Inter-Mountain against amounts Inter-Mountain owed to us under the Investor Notes.  As a result of this offset, the amount owed by Inter-Mountain to the Company under the Investor Notes was reduced to zero.  As a result of this offset and a subsequent conversion by Inter-Mountain of the remaining balance of the June 2012 Note, the outstanding balance owed by the Company under the June 2012 Note was reduced to zero.

In connection with the preparation of our consolidated financial statements for the year ended December 31, 2014, management determined that entries recorded in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014 reflecting a gain of $142,703 on the early extinguishment of the June 2012 Note on January 22, 2014 (as reflected in the Condensed Consolidated Statements of Operations), a loss of $410,873 relating to the issuance of common stock for the final conversion of the June 2012 Note that occurred on March 7, 2014 (as reflected in the Condensed Consolidated Balance Sheets and included under the caption “Additional paid-in capital”) and amortization of debt discount of $970 (as reflected in the Condensed Consolidated Statements of Operations and included under the caption “Interest expense”) did not properly take into account the effect of certain allocations of unamortized debt discount.  The Company has corrected this error and recorded entries for the offset and subsequent conversion of the June 2012 note to now reflect a loss of $135,078 on the early extinguishment of June 2012 Note (as reflected in the Condensed Consolidated Statements of Operations), a loss of $234,042 relating to the issuance of common stock for the final conversion of the June 2012 Note (as reflected in the Condensed Consolidated Balance Sheets and included under the caption “Additional paid-in capital”), and amortization of debt discount of $(99,980) (as reflected in the Condensed Consolidated Statements of Operations and included under the caption “Interest expense”).

After restatement, “Total Stockholders’ Equity” and “Net Cash Used in Operating Activities” remained unchanged for the Company’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2014, six months ended June 30, 2014, and nine months ended September 30, 2014.

The Company intends to file amended Quarterly Reports on Form 10-Q/A restating the previously filed unaudited interim condensed consolidated financial statements for the above described periods ended March 31, 2014, June 30, 2014, and September 30, 2014.

Management has considered the effect of the restatements on the Company’s prior conclusions as to the effectiveness of its disclosure controls and procedures and internal control over financial reporting.  We reevaluated our internal controls over financial reporting and identified a material weakness in the effectiveness of our internal control over financial reporting with respect to our accounting for the early extinguishment of the June 2012 Note and the issuance of common stock for the final conversion of the June 2012 Note.  A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis.

After identifying this material weakness, we implemented new procedures, including enhanced documentation, analysis and review of non-routine accounting matters.  We have retrained those working in corporate finance as to the importance of appropriate communication and review of non-routine accounting matters so that any such changes can be properly assessed under generally accepted accounting principles.

As of March 30, 2015, management believes our remediation efforts are effective with respect to our internal control over financial reporting and that the previous material weakness in our internal control over financial reporting has been remediated. Notwithstanding the beliefs of management, we will continue to assess the effectiveness of our remediation efforts in connection with our evaluations of internal control over financial reporting. There remains a risk that the processes and procedures on which we currently rely will fail to be sufficiently effective, which could result in an error in our disclosure in the future. Moreover, because of the inherent limitations in all control systems, no evaluation of controls—even where we conclude the controls are operating effectively—can provide absolute assurance that all control issues have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty, and breakdowns can occur because of simple error or mistake.

The Audit Committee of the Company has discussed the matters disclosed in this Current Report on Form 8-K with the Company's independent registered public accounting firm, Lane Gorman Trubitt, PLLC.

The following tables reflect the line items in the unaudited condensed consolidated statements of operations, statements of cash flows, and balance sheets impacted by the misstatement, which will be included in the restated Quarterly Reports.

Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended March 31, 2014
	As previously reported	As restated	Adjustment
Operating (Loss)	(773,445)	(773,445)	---
Interest and miscellaneous income	4,541	4,541	---
Interest expense	(65,259)	35,691	100,950
Equity in earnings (loss) of unconsolidated subsidiary	---	---	---
Gain (loss) on early extinguishment of convertible note	142,703	(135,078)	(277,781)
(Loss) Before Income Taxes	(691,460)	(868,291)	(176,831)
Income taxes	---	---	---
Net (Loss)	$(691,460)	$(868,291)	$(176,831)
Less preferred stock dividends	---	---	---
Net (Loss) Allocable to Common Stockholders	$(691,460)	$(868,291)	$(176,831)

Basic and diluted net (loss) per common share	$(0.03)	$(0.04)	$(0.01)

	Six Months Ended June 30, 2014
	As previously reported	As restated	Adjustment
Operating (Loss)	(1,450,957)	(1,450,957)	---
Interest and miscellaneous income	5,060	5,060	---
Interest expense	(97,981)	2,969	100,950
Equity in earnings (loss) of unconsolidated subsidiary	---	---	---
Gain (loss) on early extinguishment of convertible note	142,703	(135,078)	(277,781)
(Loss) Before Income Taxes	(1,401,175)	(1,578,006)	(176,831)
Income taxes	---	---	---
Net (Loss)	$(1,401,175)	$(1,578,006)	$(176,831)
Less preferred stock dividends	---	---	---
Net (Loss) Allocable to Common Stockholders	$(1,401,175)	$(1,578,006)	$(176,831)

Basic and diluted net (loss) per common share	$(0.06)	$(0.07)	$(0.01)

	Nine Months Ended September 30, 2014
	As previously reported	As restated	Adjustment
Operating (Loss)	(2,092,717)	(2,092,717)	---
Interest and miscellaneous income	5,258	5,258	---
Interest expense	(125,011)	(24,061)	100,950
Equity in earnings (loss) of unconsolidated subsidiary	---	---	---
Foreign currency transaction (loss)	(10,267)	(10,267)	---
Gain (loss) on early extinguishment of convertible note	142,703	(135,078)	(277,781)
(Loss) Before Income Taxes	(2,080,034)	(2,256,865)	(176,831)
Income taxes	---	---	---
Net (Loss)	$(2,080,034)	$(2,256,865)	$(176,831)
Less preferred stock dividends	---	---	---
Net (Loss) Allocable to Common Stockholders	$(2,080,034)	$(2,256,865)	$(176,831)

Basic and diluted net (loss) per common share	$(0.09)	$(0.10)	$(0.01)

Condensed Consolidated Balance Sheet (Unaudited)

	As of March 31, 2014
	As previously reported	As restated	Adjustment
Common stock	23,588	23,588	---
Additional paid-in capital	55,339,540	55,516,371	176,831
Accumulated (deficit)	(52,313,042)	(52,489,873)	(176,831)

Total Stockholders’ Equity	3,050,086	3,050,086	---

	As of June 30, 2014
	As previously reported	As restated	Adjustment
Common stock	24,455	24,455	---
Additional paid-in capital	55,951,057	56,127,888	176,831
Accumulated (deficit)	(53,022,757)	(53,199,588)	(176,831)

Total Stockholders’ Equity	2,952,755	2,952,755	---

	As of September 30, 2014
	As previously reported	As restated	Adjustment
Common stock	24,458	24,458	---
Additional paid-in capital	56,035,283	56,212,114	176,831
Accumulated (deficit)	(53,701,615)	(53,878,446)	(176,831)

Total Stockholders’ Equity	2,358,126	2,358,126	---

Condensed Consolidated Statements of Cash Flows (Unaudited)

	Three Months Ended March 31, 2014
	As previously reported	As restated	Adjustment
Net (Loss)	$(691,460)	$(868,291)	$(176,831)

Amortization of debt discount on convertible note	19,665	(81,285)	(100,950)
Gain (loss) on early extinguishment of convertible note	(142,703)	135,078	277,781

Changes in operating assets and liabilities: Total	534,724	711,555	176,831
Net Cash Used in Operating Activities	(156,736)	(156,736)	---

	Six Months Ended June 30, 2014
	As previously reported	As restated	Adjustment
Net (Loss)	$(1,401,175)	$(1,578,006)	$(176,831)

Amortization of debt discount on convertible note	22,320	(78,630)	(100,950)
Gain (loss) on early extinguishment of convertible note	(142,703)	135,078	277,781

Changes in operating assets and liabilities: Total	499,488	676,319	176,831
Net Cash Used in Operating Activities	(901,687)	(901,687)	---

	Nine Months Ended September 30, 2014
	As previously reported	As restated	Adjustment
Net (Loss)	$(2,080,034)	$(2,256,865)	$(176,831)

Amortization of debt discount on convertible note	22,872	(78,078)	(100,950)
Gain (loss) on early extinguishment of convertible note	(142,703)	135,078	277,781

Changes in operating assets and liabilities: Total	510,895	687,726	176,831
Net Cash Used in Operating Activities	(1,569,139)	(1,569,139)	---

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: April 1, 2015	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Vice President and Chief Financial Officer